Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Southern Connecticut Bancorp, Inc. (the“Company”), I, Stephen V. Ciancarelli, acting as chief financial officer of  the Company and of the Company’s wholly-owned subsidiary, The Bank of Southern Connecticut, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2008.

Date: November 13, 2008	By: /s/ Stephen V. Ciancarelli Stephen V. Ciancarelli Senior Vice President and Chief Financial Officer